                                                                   EXHIBIT 10.37

                       THIRD AMENDMENT TO CREDIT AGREEMENT

          THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "Third Amendment") dated as of May 13, 2003, by and among BEARINGPOINT, INC. (formerly known as KPMG Consulting, Inc.), a Delaware corporation (the "Borrower"), the Guarantors, the Banks, and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent.

                              W I T N E S S E T H:

          WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of May 29, 2002 (as previously and hereafter amended, supplemented, restated or modified, the "Credit Agreement") by and among the Borrower, the Banks, the Guarantors, and PNC Bank, National Association, as Administrative Agent, and desire to further amend the terms thereof as set forth herein; and

          WHEREAS, the parties to the Credit Agreement desire to amend the Credit Agreement to permit borrowings in certain currencies other than U.S. Dollars as more fully set forth herein; and

          WHEREAS, defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

          NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.   Amendments to the Credit Agreement.

          The parties hereby amend the Credit Agreement as follows:

     A.   Section 1.1--Definitions.

          (i)  Existing Definitions (Section 1.1).

          The following existing definitions contained in Section 1.1 the Credit Agreement are hereby amended and restated to read as follows:

                    Borrowing Tranche shall mean specified portions of Loans outstanding as follows: (i) any Loans to which a Euro-Rate Option applies which become subject to the same Interest Rate Option under the same Loan Request by the Borrower and which have the same Interest Period and which are denominated either in Dollars or in the same Optional Currency shall constitute one Borrowing Tranche, (ii) any Swing Loans which have the same Swing Loan Interest Period shall constitute one Borrowing Tranche, and
     (iii) all Loans to which a Base Rate Option applies shall constitute one Borrowing Tranche.

                    Business Day shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in Pittsburgh, Pennsylvania and (i) if the applicable Business Day relates to any Loan to which the Euro-Rate Option applies, such day must also be a day on which dealings are carried on in the London interbank market and (ii) with respect to advances or payments of Loans or any other matters relating to Loans denominated in an Optional Currency, such day also shall be a day on which (A) dealings in deposits in the relevant Optional Currency are carried on in the applicable interbank market, and (B) all applicable banks into which Loan proceeds may be deposited are open for business.

                    Euro-Rate shall mean the following:

                    (A) with respect to Dollar Loans comprising any Borrowing Tranche to which the Euro-Rate Option applies for any Euro-Rate Loan Interest Period, the interest rate per annum determined by the Administrative Agent by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1% per annum) (i) the rate of interest determined by the Administrative Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the average of the London interbank offered rates for U.S. Dollars quoted by the British Bankers' Association as set forth on Dow Jones Markets Service (formerly known as Telerate) (or appropriate successor or, if the British Bankers' Association or its successor ceases to provide such quotes, a comparable replacement determined by the Administrative Agent) display page 3750 (or such other display page on the Dow Jones Markets Service system as may replace display page 3750) two (2) Business Days prior to the first day of such Euro-Rate Loan Interest Period for an amount comparable to such Borrowing Tranche and having a borrowing date and a maturity comparable to such Euro-Rate Loan Interest Period by
     (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. Such Euro-Rate may also be expressed by the following formula:

          Euro-Rate = Average of London interbank offered rates quoted by BBA or appropriate successor as shown on
                         Dow Jones Markets Service display page 3750
                         -------------------------------------------
                           1.00 minus Euro-Rate Reserve Percentage

                    (B) with respect to Optional Currency Loans comprising any Borrowing Tranche to which the Euro-Rate Option applies for any Interest Period, the interest rate per annum determined by Administrative Agent by dividing (the resulting quotient rounded upward to the nearest 1/100th of 1% per annum) (i) the rate of interest per annum determined by Administrative Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the rate of interest per annum for deposits in the relevant Optional Currency which appears on the relevant Dow Jones Markets Service (formerly known as Telerate) page (or, if no such quotation is available on the Dow Jones Market Service, on the appropriate Reuters Screen) at approximately 9:00 a.m., Pittsburgh time, two (2) Business Days prior to the first day of such Interest Period for delivery on the first day of such Interest Period for a period, and in an amount, comparable to such Interest Period and principal amount of such Borrowing Tranche ("LIBO Rate") by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. Such Euro-Rate may also be expressed by the following formula:

                                    LIBO Rate
          Euro-Rate =  --------------------------------
                       1 - Euro-Rate Reserve Percentage

     The Euro-Rate shall be adjusted with respect to any Euro-Rate Option outstanding on the effective date of any change in the Euro-Rate Reserve Percentage as of such effective date. The Administrative Agent shall give prompt notice to the Borrower and the Banks of the Euro-Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error. The Euro-Rate for any Loans shall be based upon the Euro-Rate for the currency in which such Loans are requested.

                    Euro-Rate Loan Interest Period shall mean the period of time selected by the Borrower in connection with (and to apply to) any election permitted hereunder by the Borrower to have Revolving Credit Loans bear interest under the Euro-Rate Option. Subject to the last sentence of this definition, such period shall be (i) one, two, three or six Months if such Revolving Credit Loans are Dollar Loans and (ii) one Month if such Revolving Credit Loans are Optional Currency Loans. Such Euro-Rate Loan Interest Period shall commence on the effective date of such Interest Rate Option, which shall be (i) the Borrowing Date if the Borrower is requesting new Loans, or (ii) the date of renewal of or conversion to the Euro-Rate Option if the Borrower is renewing or converting to the Euro-Rate Option applicable to outstanding Loans. Notwithstanding the second sentence hereof: (A) any Euro-Rate Loan Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Euro-Rate Loan Interest Period shall end on the next preceding Business Day, and (B) the Borrower shall not select, convert to or renew a Euro-Rate Loan Interest Period for any portion of the Revolving Credit Loans that would end after the Expiration Date.

                    Euro-Rate Reserve Percentage shall mean as of any day the maximum percentage in effect on such day: (i) as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities") for a member bank in such System; and (ii) to be maintained by a Bank as required for reserve liquidity, special deposit, or a similar purpose by any governmental or monetary authority of any country or political subdivision thereof (including any central bank), against (A) any category of liabilities that includes deposits by reference to which a Euro-Rate is to be determined, or
     (B) any category of extension of credit or other assets that includes Loans or Borrowing Tranches to which a Euro-Rate applies.

                    Facility Usage shall mean as of any date of determination the sum of the Dollar Equivalent Amount of Revolving Credit Loans, Swing Loans and Letters of Credit Outstanding on such date.

                    GAAP shall mean generally accepted accounting principles as are in effect in the United States from time to time, subject to the provisions of Section 1.3, and applied on a consistent basis both as to classification of items and amounts.

                    Subsequent Indebtedness shall mean, as of any date of determination (without duplication), the sum of all outstanding unsecured Indebtedness on such date of all Subsidiaries of the Borrower other than any such Indebtedness incurred pursuant to Subsections (i) through (vi) and
     (viii) of Section 7.2.1 [Indebtedness], excluding any Indebtedness owed by a 100% Owned Subsidiary of the Borrower to any other 100% Owned Subsidiary of the Borrower. For purposes of this definition, a "100% Owned Subsidiary" shall mean any Subsidiary of the Borrower with respect to which all of the ownership interests are owned, directly or indirectly by the Borrower."

          (ii) New Definitions (Section 1.1).

          The following new definitions are hereby added to Section 1.1 in alphabetical order:

                    Computation Date shall have the meaning assigned to such term in Section 2.13.1.

                    Dollar Equivalent Amount shall mean with respect to any Dollar Loans, the amount of such Loans and with respect to any Optional Currency Loans, the Equivalent Amount of such Loans expressed in Dollars.

                    Dollar Loans shall mean any Revolving Credit Loan made in U.S. Dollars.

                    Equivalent Amount shall mean, at any time, as determined by Administrative Agent (which determination shall be conclusive absent manifest error), with respect to an amount of any currency (the "Reference Currency") which is to be computed as an equivalent amount of another currency (the "Equivalent Currency"): (i) if the Reference Currency and the Equivalent Currency are the same, the amount of such Reference Currency, or
     (ii) if the Reference Currency and the Equivalent Currency are not the same, the amount of such Equivalent Currency converted from such Reference Currency at Administrative Agent's spot selling rate (based on quotations from the Reuters News Service "EFX =" page of the market rates then prevailing) available to Administrative Agent for the sale of such Equivalent Currency for such Reference Currency at a time determined by Administrative Agent on the second Business Day immediately preceding the event for which such calculation is made.

                    Equivalent Currency shall have the meaning assigned to such term in the definition of Equivalent Amount.

                    Lending Office shall mean with respect to each Bank, the office or offices listed on the signature page to the Third Amendment or on
     Schedule 1.1(B) if no address is listed on the signature page to the Third Amendment.

                    Optional Currency shall mean any of the following currencies: Japanese Yen, Australian Dollars, Euro and Pound Sterling and any other currency approved by Administrative Agent and all of the Banks pursuant to Section 2.13.4.

                    Optional Currency Loans shall mean any Loan made in an Optional Currency.

                    Optional Currency Loan Sublimit shall mean $100,000,000.

                    Original Currency shall have the meaning assigned to such term in Section 4.9.1.

                    Other Currency shall have the meaning assigned to such term in Section 4.9.1.

                    Overnight Rate shall mean for any day with respect to any Loans in an Optional Currency, the rate of interest per annum as determined by the Administrative Agent at which overnight deposits in the such currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day in the applicable offshore interbank market.

                    Reference Currency shall have the meaning assigned to such term in the definition of Equivalent Amount.

     B.   Section 2--Revolving Credit And Swing Loan Facilities.

          (i)  Sections 2.1 through 2.4.

          Sections 2.1 [Revolving Credit Commitments and Swing Loan Commitment] through 2.4 [Revolving Credit Loan Requests; Swing Loan Requests] are hereby amended and restated to read as follows:

          "2.1 Revolving Credit Commitments and Swing Loan Commitment.

               2.1.1 Revolving Credit Loans.

                    Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Bank severally agrees to make Revolving Credit Loans in either Dollars or one or more Optional Currencies to the Borrower at any time or from time to time on or after the date hereof to the Expiration Date provided that after giving effect to any such Loan (and at all times during the term of this Agreement):

                    (i) the aggregate Dollar Equivalent Amount of Revolving Credit Loans from such Bank shall not exceed such Bank's Revolving Credit Commitment minus such Bank's Ratable Share of the Swing Loans and the Letters of Credit Outstanding;

                    (ii) the Facility Usage shall not exceed the lesser of (1) the Revolving Credit Commitments or (2) the maximum Facility Usage permitted under Section 7.2.16;

                    (iii) the aggregate Dollar Equivalent Amount of Optional Currency Loans shall not exceed the Optional Currency Loan Sublimit; and

                    (iv) no Loan to which the Base Rate Option applies shall be made in an Optional Currency. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1.

               2.1.2 Swing Loan Commitment.

                    Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, and in order to facilitate loans and repayments between Settlement Dates, PNC Bank shall make swing loans (the "Swing Loans") to the Borrower at any time or from time to time after the date hereof to, but not including, the Expiration Date, in an aggregate principal amount up to but not in excess of $20,000,000 (the "Swing Loan Commitment"), provided that after giving effect to such Swing Loans the Facility Usage shall not exceed the lesser of (1) the Revolving Credit Commitments or (2) the maximum Facility Usage permitted under Section 7.2.16. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and borrow again pursuant to this Section 2.1.2.

          2.2  Nature of Banks' Obligations with Respect to Revolving Credit
               Loans.

                    Each Bank shall be obligated to fund a portion of each Revolving Credit Loan pursuant to Section 2.4.1 [Revolving Credit Loan Requests] in an amount equal to its Ratable Share of such Revolving Credit Loan. The aggregate of the Dollar Equivalent Amount of each Bank's Revolving Credit Loans outstanding hereunder to the Borrower at any time shall never exceed its Revolving Credit Commitment minus its Ratable Share of the Letters of Credit Outstanding and Swing Loans outstanding, subject to Section 4.4.4.2. The obligations of each Bank hereunder are several. The failure of any Bank to perform its obligations hereunder shall not affect any other Bank's commitment or the Obligations of the Borrower to any other party nor shall any other party be liable for the failure of such Bank to perform its obligations hereunder. The Banks shall have no obligation to make Revolving Credit Loans hereunder on or after the Expiration Date.

          2.3  Commitment Fees.

                    Accruing from the date hereof until the Expiration Date, the Borrower agrees to pay to the Administrative Agent in Dollars for the account of each Bank, as consideration for such Bank's Revolving Credit Commitment hereunder, a nonrefundable commitment fee equal to the Applicable Commitment Fee Rate (computed on the basis of a year of 360 days and actual days elapsed) on the average daily difference between the amount of (i) such Bank's Revolving Credit Commitment as the same may be constituted from time to time and (ii) the sum of such Bank's Revolving Credit Loans and its Swing Loans outstanding plus its Ratable Share of Letters of Credit Outstanding. All Commitment Fees shall be payable in arrears on the first Business Day of each July, October, January and April after the date hereof and on the Expiration Date or upon acceleration of the Notes.

          2.4  Revolving Credit Loan Requests; Swing Loan Requests.

               2.4.1 Revolving Credit Loan Requests.

                    Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request the Banks to make Revolving Credit Loans, or renew or convert the Interest Rate Option applicable to existing Revolving Credit Loans pursuant to Section 3.2 [Interest Periods], by delivering to the Administrative Agent, not later than:

                    (i) 10:00, Pittsburgh time, three (3) Business Days prior to the proposed Borrowing Date with respect to the making of Dollar Loans to which the Euro-Rate Option applies or the date of conversion to or the renewal of the Euro-Rate Option for any such Loans;

                    (ii) 10:00 a.m., Pittsburgh time, four (4) Business Days prior to the proposed Borrowing Date with respect to the making of Optional Currency Loans or the date of conversion to or renewal of the Euro-Rate Option for Revolving Credit Loans in an Optional Currency; or

                    (iii) 2:00 p.m., Pittsburgh time, one (1) Business Day prior to either the proposed Borrowing Date with respect to the making of a Revolving Credit Loan to which the Base Rate Option applies or the last day of the preceding Interest Period with respect to the conversion to the Base Rate Option for any Loan, of a duly completed request therefor substantially in the form of Exhibit 2.4.1 or a request by telephone immediately confirmed in writing by letter, facsimile or telex in such form (each, a "Revolving Credit Loan Request"), it being understood that the Administrative Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Revolving Credit Loan Request shall be irrevocable and shall specify (i) the proposed Borrowing Date; (ii) the aggregate amount of the proposed Loans (expressed in the currency in which such Loans shall be funded) comprising each Borrowing Tranche, the Dollar Equivalent Amount of which shall be in integral multiples of $1,000,000 and not less than $5,000,000 for each Borrowing Tranche to which the Euro-Rate Option applies and not less than the lesser of $1,000,000 or the maximum amount available for Borrowing Tranches to which the Base Rate Option applies; (iii) whether the Euro-Rate Option or the Base Rate Option shall apply to the proposed Loans comprising the applicable Borrowing Tranche; (iv) the currency in which such Loans shall be funded if the Borrower is electing the Euro-Rate Option; and (v) in the case of a Borrowing Tranche to which the Euro-Rate Option applies, an appropriate Interest Period for the Loans comprising such Borrowing Tranche.

               2.4.2 Swing Loan Requests.

                    Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request PNC Bank to make Swing Loans by delivery to PNC Bank not later than 2:00 p.m., Pittsburgh time on the proposed Borrowing Date of a duly completed request therefor substantially in the form of Exhibit 2.4.2 hereto or a request by telephone immediately confirmed in writing by letter, facsimile or telex (each, a "Swing Loan Request"), it being understood that the PNC Bank may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Swing Loan Request shall be irrevocable and shall specify (i) the proposed Borrowing Date, (ii) the Swing Loan Interest Period, and (iii) the principal amount of such Swing Loan, which shall be not less than $500,000 and shall be an integral multiple of $100,000.

                    (ii) New Sections 2.13 through 2.15.

          New Sections 2.13 through 2.15 are hereby added to the Credit Agreement to follow immediately after Section 2.12 [Increase in Commitment] and to read as follow:

          2.13 Utilization of Commitments in Optional Currencies.

               2.13.1 Periodic Computations of Dollar Equivalent Amounts of Loans Outstanding.

                    The Administrative Agent will determine the Dollar Equivalent Amount of (i) proposed Revolving Credit Loans to be denominated in an Optional Currency as of the requested Borrowing Date, and (ii) outstanding Revolving Credit Loans denominated in an Optional Currency as of the end of the applicable Interest Period for such Revolving Credit Loans (each such date under clauses (i) and (ii), a "Computation Date").

               2.13.2 Notices From Banks That Optional Currencies Are Unavailable to Fund New Loans.

                    The Banks shall be under no obligation to make the Revolving Credit Loans requested by the Borrower which are denominated in an Optional Currency if any Bank notifies the Administrative Agent by 5:00 p.m. (Pittsburgh time) four (4) Business Days prior to the Borrowing Date for such Revolving Credit Loans that such Bank cannot provide its share of such Revolving Credit Loans in such Optional Currency. In the event the Administrative Agent timely receives a notice from a Bank pursuant to the preceding sentence, the Administrative Agent will notify the Borrower no later than 9:00 am (Pittsburgh time) three (3) Business Days prior to the Borrowing Date for such Revolving Credit Loans that the Optional Currency is not then available for such Revolving Credit Loans, and the Administrative Agent shall promptly thereafter notify the Banks of the same. If the Borrower receives a notice described in the preceding sentence, the Borrower may, by notice to the Administrative Agent not later than 3:00 p.m. (Pittsburgh time) three (3) Business Days prior to the Borrowing Date for such Revolving Credit Loans, withdraw the Loan Request for such Revolving Credit Loans. If the Borrower withdraws such Loan Request, the Administrative Agent will promptly notify each Bank of the same and the Banks shall not make such Revolving Credit Loans. If the Borrower does not withdraw such Loan Request before such time, (i) the Borrower shall be deemed to have requested that the Revolving Credit Loans referred to in its Loan Request shall be made in Dollars in an amount equal to the Dollar Equivalent Amount of such Revolving Credit Loans and shall bear interest under the Base Rate Option, and (ii) the Administrative Agent shall promptly deliver a notice to each Bank stating: (A) that such Revolving Credit Loans shall be made in Dollars and shall bear interest under the Base Rate Option, (B) the aggregate amount of such Revolving Credit Loans, and (C) such Bank's Pro Rata Share of such Revolving Credit Loans.

               2.13.3 Notices From Banks That Optional Currencies Are Unavailable to Fund Renewals of the Euro-Rate Option.

                    If the Borrower delivers a Loan Request requesting that the Banks renew the Euro-Rate Option with respect to an outstanding Borrowing Tranche of Revolving Credit Loans denominated in an Optional Currency, the Banks shall be under no obligation to renew such Euro-Rate Option if any Bank delivers to the Administrative Agent a notice by 5:00 p.m. (Pittsburgh time) four (4) Business Days prior to effective date of such renewal that such Bank cannot continue to provide Revolving Credit Loans in such Optional Currency. The notice shall provide a full explanation of the facts which establish that the Bank cannot continue to provide Revolving Credit Loans in such Optional Currency. The notice shall be provided to the Borrower, the Administrative Agent and the Banks. In the event the Administrative Agent timely receives a notice from a Bank pursuant to the preceding sentence, the Administrative Agent will notify the Borrower no later than 12:00 noon (Pittsburgh time) three (3) Business Days prior to the renewal date that the renewal of such Revolving Credit Loans in such Optional Currency is not then available, and the Administrative Agent shall promptly thereafter notify the Banks of the same. If the Administrative Agent shall have so notified the Borrower that any such continuation of Optional Currency Loans is not then available, any notice of renewal with respect thereto shall be deemed withdrawn, and such Optional Currency Loans shall be redenominated into Base Rate Loans in Dollars with effect from the last day of the Interest Period with respect to any such Optional Currency Loans. The Administrative Agent will promptly notify the Borrower and the Banks of any such redenomination, and in such notice, the Administrative Agent will state the aggregate Dollar Equivalent Amount of the redenominated Optional Currency Loans as of the Computation Date with respect thereto and such Bank's Ratable Share thereof.

               2.13.4 Requests for Additional Optional Currencies.

                    The Borrower may deliver to the Administrative Agent a written request that Revolving Credit Loans hereunder also be permitted to be made in any other lawful currency (other than Dollars), in addition to the currencies specified in the definition of "Optional Currency" herein, provided that such currency must be freely traded in the offshore interbank foreign exchange markets, freely transferable, freely convertible into Dollars and available to the Banks in the applicable interbank market. The Administrative Agent will promptly notify the Banks of any such request promptly after the Administrative Agent receives such request. The Administrative Agent and each Bank may grant or accept such request in their sole discretion. The Administrative Agent will promptly notify the Borrower of the acceptance or rejection by the Administrative Agent and each of the Banks of the Borrower's request. The requested currency shall be approved as an Optional Currency hereunder only if the Administrative Agent and all of the Banks approve of the Borrower's request.

          2.14 Currency Repayments.

                    Notwithstanding anything contained herein to the contrary, the entire amount of principal of and interest on any Loan made in an Optional Currency shall be repaid in the same Optional Currency in which such Loan was made, provided, however, that if it is impossible or illegal for Borrower to effect payment of a Loan in the Optional Currency in which such Loan was made, or if Borrower defaults in its obligations to do so, the Required Banks may at their option permit such payment to be made (i) at and to a different location, subsidiary, affiliate or correspondent of Administrative Agent, or (ii) in the Equivalent Amount of Dollars. Upon any events described in (i) through (iii) of the preceding sentence, Borrower shall make such payment and Borrower agrees to hold each Bank harmless from and against any loss in curred by any Bank arising from the cost to such Bank of any premium, any costs of exchange, the cost of hedging and covering the Optional Currency in which such Loan was originally made, and from any change in the value of Dollars, or such other currency, in relation to the Optional Currency that was due and owing. Such loss shall be calculated for the period commencing with the first day of the Interest Period for such Loan and continuing through the date of payment thereof. Without prejudice to the survival of any other agreement of Borrower hereunder, Borrower's obligations under this Section 2.14 shall survive termination of this Agreement.

          2.15 Optional Currency Amounts.

                    Notwithstanding anything contained herein to the contrary, Administrative Agent may, with respect to notices by Borrower for Loans in an Optional Currency or voluntary prepayments of less than the full amount of an Optional Currency Borrowing Tranche, engage in reasonable rounding of the Optional Currency amounts requested to be loaned or repaid; and, in such event, Administrative Agent shall promptly notify Borrower and the Banks of such rounded amounts and Borrower's request or notice shall thereby be deemed to reflect such rounded amounts.

     C.   Section 3--Interest Rates.

          The text of Section 3 (Interest Rates) is hereby amended and restated to read as follows (except for provisions of Section III of the Credit Agreement identified below which remain unchanged and are not restated herein):

     "3   INTEREST RATES

          3.1  Interest Rate Options.

               The Borrower shall pay interest in respect of the outstanding unpaid principal amount of the Revolving Credit Loans as selected by it from the Base Rate Option or Euro-Rate Option set forth below applicable to the Revolving Credit Loans, it being understood that, subject to the provisions of this Agreement, the Borrower may select different Interest Rate Options and different Interest Periods to apply simultaneously to the Revolving Credit Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Revolving Credit Loans comprising any Borrowing Tranche, provided that (1) there shall not be at any one time outstanding more than twelve (12) Borrowing Tranches (excluding Borrowing Tranches of Swing Loans) applicable to each of the Revolving Credit Loans, and (2) only the Offered Rate Option shall apply to the Swing Loans. If at any time the designated rate applicable to any Loan made by any Bank exceeds such Bank's highest lawful rate, the rate of interest on such Bank's Loan shall be limited to such Bank's highest lawful rate. Subject to Section 2.14, interest on the principal amount of each Loan made in an Optional Currency shall be paid by the Borrower in such Optional Currency.

               3.1.1 Interest Rate Options.

                    (a) The Borrower shall have the right to select from the following Interest Rate Options applicable to the Revolving Credit Loans (subject to the provisions above regarding Swing Loans and except that no Loan to which a Base Rate shall apply may be made in an Optional Currency):

                         (i) Revolving Credit Base Rate Option: A fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate; or

                         (ii) Revolving Credit Euro-Rate Option: A rate per annum (computed on the basis of a year of 360 days and actual days elapsed, provided that, for Loans made in an Optional Currency for which a 365-day basis is the only market practice available to the Administrative Agent, such rate shall be calculated on the basis of a year of 365 or 366 days, as the case may be for the actual days elapsed) equal to the Euro-Rate plus the Applicable Margin.

                    (b) Swing Loan Interest Rate Option. Swing Loans shall bear interest under the Offered Rate Option.

               3.1.2 Rate Quotations.

                    The Borrower may call the Administrative Agent on or before the date on which a Revolving Credit Loan Request is to be delivered to receive an indication of the interest rates and an indication of the currency exchange rates then in effect, but it is acknowledged that such projection shall not be binding (except with respect to Swing Loans) on the Administrative Agent or the Banks nor affect the rate of interest or the calculation of Equivalent Amounts which thereafter are actually in effect when the election is made.

          3.2  Interest Periods.

               At any time when the Borrower shall select, convert to or renew a Euro-Rate Option, the Borrower shall notify the Administrative Agent thereof (who shall promptly give notice thereof to the Banks) by delivering a Loan Request at least four (4) Business Days prior to the effective date of such Interest Rate Option, with respect to an Optional Currency Loan, and three (3) Business Days prior to the effective date of such Interest Rate Option with respect to a Dollar Loan. The notice shall specify an Interest Period during which such Interest Rate Option shall apply. Notwithstanding the preceding sentence, the following provisions shall apply to any selection of, renewal of, or conversion to a Euro-Rate Option:

               3.2.1 Amount of Borrowing Tranche.

                    the Dollar Equivalent Amount of each Borrowing Tranche of Loans under the Euro-Rate Option shall be in integral multiples of $1,000,000 and not less than $5,000,000.

               3.2.2 Renewals.

                    in the case of the renewal of a Euro-Rate Option at the end of a Revolving Credit Loan Interest Period, the first day of the new Interest Period shall be the last day of the preceding Revolving Credit Loan Interest Period, without duplication in payment of interest for such day.

          3.3  Interest After Default.

               To the extent permitted by Law, upon the occurrence of an Event of Default and until such time such Event of Default shall have been cured or waived:

               3.3.1 Letter of Credit Fees, Interest Rate.

                    the Letter of Credit Fees and the rate of interest for each Loan otherwise applicable pursuant to Section 2.10.2 [Letter of Credit Fees] or Section 3.1 [Interest Rate Options], respectively, shall be increased by 2.0% per annum; and

               3.3.2 Other Obligations.

                    each other Obligation hereunder (excluding interest if such interest is not yet due and payable) if not paid when due shall bear interest at a rate per annum equal to the sum of the rate of interest applicable under the Base Rate Option plus an additional 2.0% per annum from the time such Obligation becomes due and payable and until it is paid in full.

               3.3.3 Acknowledgment.

                    The Borrower acknowledges that the increase in rates referred to in this Section 3.3 reflects, among other things, the fact that such Loans or other amounts have become a substantially greater risk given their default status and that the Banks are entitled to additional compensation for such risk; and all such interest shall be payable by Borrower upon demand by Administrative Agent.

          3.4 Interest Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available.

               3.4.1 Unascertainable.

                    If on any date on which a Euro-Rate would otherwise be determined, the Administrative Agent shall have determined that:

                    (i) adequate and reasonable means do not exist for ascertaining such Euro-Rate, or

                    (ii) a contingency has occurred which in the reasonable opinion of the Administrative Agent materially and adversely affects the secondary market for negotiable certificates of deposit maintained by dealers of recognized standing relating to the London interbank eurodollar market relating to the Euro-Rate, the Administrative Agent shall have the rights specified in Section 3.4.3.

               3.4.2 Illegality; Increased Costs; Deposits Not Available.

                    If at any time any Bank shall have determined that:

                    (i) the making, maintenance or funding of any Loan to which a Euro-Rate Option applies has been made impracticable or unlawful by compliance by such Bank in good faith with any Law or any interpretation or application thereof by any Official Body or with any request or directive of any such Official Body (whether or not having the force of Law), or

                    (ii) such Euro-Rate Option will not adequately and fairly reflect the cost to such Bank of the establishment or maintenance of any such Loan, or

                    (iii) after making all reasonable efforts, deposits of the relevant amount in Dollars or in the Optional Currency (as applicable) for the relevant Interest Period for a Loan, or to banks generally, to which a Euro-Rate Option applies, respectively, are not available to such Bank with respect to such Loan, or to banks generally, in the interbank eurodollar market, then such Bank shall have the rights specified in Section 3.4.3.

               3.4.3 Administrative Agent's and Bank's Rights.

                    In the case of any event specified in Section 3.4.1 above, the Administrative Agent shall promptly so notify the Banks and the Borrower thereof, and in the case of an event specified in Section 3.4.2 above, such Bank shall promptly so notify the Administrative Agent and endorse a certificate to such notice as to the specific circumstances of such notice, and the Administrative Agent shall promptly send copies of such notice and certificate to the other Banks and the Borrower. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (A) the Banks, in the case of such notice given by the Administrative Agent, or (B) such Bank, in the case of such notice given by such Bank, to allow the Borrower to select, convert to or renew a Euro-Rate Option or select an Optional Currency (as applicable) shall be suspended until the Administrative Agent shall have later notified the Borrower, or such Bank shall have later notified the Administrative Agent, of the Administrative Agent's or such Bank's, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist. If at any time the Administrative Agent makes a determination under Section 3.4.1 and the Borrower has previously notified the Administrative Agent of its selection of, conversion to or renewal of a Euro-Rate Option and such Interest Rate Option has not yet gone into effect, such notification shall be deemed to provide for the selection of, conversion to or renewal of the Base Rate Option otherwise available with respect to such Loans if the Borrower has requested the Euro-Rate Option. If any Bank notifies the Administrative Agent of a determination under Section 3.4.2, the Borrower shall, subject to the Borrower's indemnification Obligations under Section 4.5.2 [Indemnity], as to any Loan of the Bank to which a Euro-Rate Option applies, on the date specified in such notice either (i) as applicable, convert such Loan to the Base Rate Option otherwise available with respect to such Loan and select Dollars, or (ii) (except in the case of events described in clauses (ii) and (iii) of Section 3.4.2) prepay such Loan or in accordance with Section 4.4 [Voluntary Prepayments]. Absent due notice from the Borrower of conversion or prepayment, such Loan shall automatically be converted to the Base Rate Option otherwise available with respect to such Loan upon such specified date.

          3.5  Selection of Interest Rate Options.

               If the Borrower fails to select a new Interest Period or Optional Currency to apply to any Borrowing Tranche of Revolving Credit Loans under the Euro-Rate Option at the expiration of an existing Interest Period applicable to such Borrowing Tranche in accordance with the provisions of
     Section 3.2 [Interest Periods], the Borrower shall be deemed to have converted such Borrowing Tranche to the Base Rate Option or to a Dollar Loan, as applicable, commencing upon the last day of the existing Interest Period.

     D.   Section 4--Payments.

          The text of Section 4 (Payments) is hereby amended and restated to read as follows (except for provisions of Section IV of the Credit Agreement identified below which remain unchanged and are not restated herein):

     "4.  PAYMENTS

          4.1  Payments.

               All payments and prepayments to be made in respect of principal, interest, Commitment Fees, Letter of Credit Fees, Administrative Agent's Fee or other fees or amounts due from the Borrower hereunder shall be payable prior to 11:00 a.m., Pittsburgh time, on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without set-off, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Administrative Agent at the Principal Office for the account of PNC Bank with respect to the Swing Loans, for the ratable accounts of the Banks with respect to the Revolving Credit Loans in U.S. Dollars, except that payments of principal or interest shall be made in the currency in which such Loan was made, and in immediately available funds, and the Administrative Agent shall promptly distribute such amounts to the Banks in immediately available funds, provided that in the event payments are received by 11:00 a.m., Pittsburgh time, by the Administrative Agent with respect to the Loans and such payments are not distributed to the Banks on the same day received by the Administrative Agent, the Administrative Agent shall pay the Banks the Federal Funds Effective Rate in the case of Loans or other amounts due in Dollars, or the Overnight Rate in the case of Loans or other amounts due in an Optional Currency, with respect to the amount of such payments for each day held by the Administrative Agent and not distributed to the Banks. The Administrative Agent's and each Bank's statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loans and other amounts owing under this Agreement (including the Equivalent Amounts of the applicable currencies where such computations are required) and shall be deemed an "account stated."

          4.2  Pro Rata Treatment of Banks.

               Each borrowing of Revolving Credit Loans shall be allocated to each Bank according to its Ratable Share, and each selection of, conversion to or renewal of any Interest Rate Option applicable to Revolving Credit Loans, each Commitment reduction and each payment or prepayment by the Borrower with respect to principal or interest on the Revolving Credit Loans, Commitment Fees, Letter of Credit Fees, or other fees (except for the Administrative Agent's Fee) or amounts due from the Borrower hereunder to the Banks with respect to Revolving Credit Loans, shall (except as provided in Section 3.4.3 [Administrative Agent's and Bank's Rights] in the case of an event specified in Section 3.4 [Interest Rate Unascertainable; Etc.], 4.4.2 [Replacement of a Bank] or 4.5 [Additional Compensation in Certain Circumstances]) be made in proportion to the applicable Revolving Credit Loans outstanding from each Bank and, if no such Loans are then outstanding, in proportion to the Ratable Share of each Bank. Notwithstanding any of the foregoing, each borrowing or payment or prepayment by the Borrower of principal, interest, fees or other amounts from the Borrower with respect to Swing Loans shall be made by or to PNC Bank according to Section 2.

          4.3  Interest Payment Dates.

               Interest on Loans to which the Base Rate Option applies shall be due and payable in arrears on the first Business Day of each July, October, January and April after the date hereof and on the applicable Expiration Date or upon acceleration of the applicable Notes. Interest on Revolving Credit Loans to which the Euro-Rate Option applies shall be due and payable in the currency in which such Loan was made on the last day of each Euro-Rate Loan Interest Period for those Loans and, if such Euro-Rate Loan Interest Period is longer than three (3) Months, also on the 90th day of such Euro-Rate Loan Interest Period. Interest on Swing Loans shall be due and payable on the last day of the applicable Swing Loan Interest Period. Interest on the principal amount of each Loan or other monetary Obligation shall be due and payable in the currency in which such Loan was made on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated maturity date, upon acceleration or otherwise).

          4.4  Voluntary and Mandatory Prepayments.

               4.4.1 Right to Prepay.

                    The Borrower shall have the right at its option from time to time to prepay the Loans in whole or part without premium or penalty (except as provided in Section 4.4.2 below or in Section 4.5 [Additional Compensation in Certain Circumstances]) in the currency in which such Loan was made:

                    (i) at any time with respect to any Revolving Credit Loan to which the Base Rate Option applies,

                    (ii) on the last day of the applicable Interest Period with respect to Revolving Credit Loans to which a Euro-Rate Option applies or with respect to Swing Loans, provided that the Borrower may pay such Loans prior to the last day of such Interest Period so long as the Borrower indemnifies the Banks pursuant to Section 4.5.2, or

                    (iii) on the date specified in a notice by any Bank pursuant to Section 3.4 [Interest Rate Unascertainable, Etc.] with respect to any Revolving Credit Loan to which a Euro-Rate Option applies.

                    Whenever the Borrower desires to prepay any part of the Loans, it shall provide a prepayment notice to the Administrative Agent by
     (1) 1:00 p.m., Pittsburgh time, at least one (1) Business Day prior to the date of prepayment of the Dollar Loans, (2) by 10:00 am at least four (4) Business Days prior to the date of prepayment of any Optional Currency Loans or (3) no later than 1:00 p.m., Pittsburgh time, on the date of prepayment of Swing Loans, in each instance (of prepayments described in clause (1), (2) or (3)) setting forth the following information:

                         (x) the date, which shall be a Business Day, on which
               the proposed prepayment is to be made;

                         (y) a statement indicating the application of the
               prepayment between the Swing Loans and Revolving Credit Loans;
               and

                         (z) the total principal amount and currency of such
               prepayment, the Dollar Equivalent Amount of which shall not be less than $500,000 for any Swing Loan, or $1,000,000 for any Revolving Credit Loan.

                    All prepayment notices shall be irrevocable. The principal amount of the Loans for which a prepayment notice is given, together with interest on such principal amount except with respect to Loans to which the Base Rate Option applies, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made in the currency in which such Loan was made. Except as provided in
     Section 3.4.3 [Administrative Agent's and Bank's rights], if the Borrower prepays a Revolving Credit Loan but fails to specify the applicable Borrowing Tranche which the Borrower is prepaying, the prepayment shall be applied, first, to Revolving Credit Loans to which the Base Rate Option applies, then to Dollar Loans to which the Euro-Rate Option applies, and then to Optional Currency Loans. Any prepayment hereunder shall be subject to the Borrower's Obligation to indemnify the Banks under Section 4.5.2 [Indemnity].

               4.4.2 Replacement of a Bank.

                    In the event any Bank (i) gives notice under Section 3.4 [Interest Rate Unascertainable, Etc.], Section 4.5.1 [Increased Costs, Etc.] or 4.8.3 [Indemnification for Taxes Paid by a Bank], (ii) does not fund Loans because the making of such Loans would contravene any Law applicable to such Bank, (iii) becomes subject to the control of an Official Body (other than normal and customary supervision), or (iv) seeks indemnification for Taxes under Section 11.3 or (v) the Borrower is required to make any payment under any of Sections 4.8.1, 4.8.2 or 4.8.3, then the Borrower shall have the right, at its option, with the consent of the Administrative Agent, which shall not be unreasonably withheld, to prepay the Loans of such Bank in whole , together with all interest accrued thereon and any fees or other amounts due in connection therewith, and terminate such Bank's Commitment, or to replace such Bank with another Bank which purchases and assumes the Loans of the Bank to be replaced in either such case within sixty (60) days after (x) receipt of such Bank's notice under Section 3.4 [Interest Rate Unascertainable, Etc.] or 4.5.1 [Increased Costs, Etc.], (y) the date such Bank has failed to fund Loans because the making of such Loans would contravene Law applicable to such Bank, or (z) the date such Bank became subject to the control of an Official Body, as applicable; provided that the Borrower shall also pay to such Bank at the time of such prepayment or replacement any amounts required under Section 4.5 [Additional Compensation in Certain Circumstances] and any accrued interest due on such amount and any related fees; provided further , however, that if the Borrower has elected to prepay the Loans of a Bank and terminate its Commitment under this Section, the Commitment of such Bank shall be provided by one or more of the remaining Banks or a replacement bank reasonably acceptable to the Administrative Agent; and provided, further, that the remaining Banks shall have no obligation hereunder to increase their Commitments. Notwithstanding the foregoing, the Administrative Agent may only be replaced subject to the requirements of Section 9.14 [Successor Administrative Agent] and provided that all Letters of Credit have expired or been terminated or replaced.

               4.4.3 Change of Lending Office.

                    Each Bank agrees that upon the occurrence of any event giving rise to increased costs or other special payments under Section
     3.4.2 [Illegality, Etc.] or 4.5.1 [Increased Costs, Etc.] with respect to such Bank, or in the event such Bank seeks indemnification for Taxes under
     Section 11.3, it will if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another Lending Office for any Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that such Bank and its Lending Office suffer no economic(including increased taxes), legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this
     Section 4.4.3 shall affect or postpone any of the Obligations of the Borrower or any other Loan Party or the rights of the Administrative Agent or any Bank provided in this Agreement.

               4.4.4 Mandatory Prepayment.

                    4.4.4.1 Maximum Facility Usage to EBITDA Attributable to Loan Parties.

                    If the Borrower shall breach the covenant contained in
     Section 7.2.16 [Maximum Facility Usage to EBITDA Attributable to Loan Parties], the Borrower shall, within two (2) Business Days of the occurrence of such breach repay Loans (subject to its indemnity obligation in Section 4.5.2(i)) to the extent required to cause the Borrower to comply with such Section 7.2.16.

                    4.4.4.2 Change in Exchange Rates.

                         (i) Excess of Facility Usage Over Commitments. Notwithstanding the provisions in Section 2 of this Agreement (which provides in part that the Facility Usage may not at any time exceed the Commitments), if on any Computation Date the sum of the Facility Usage is greater than the Commitments solely as a result of a change in exchange rates between one (1) or more Optional Currencies and Dollars (and not for any other reason; if the Facility Usage exceeds the Commitments for any reason other than a change in such exchange rates, then the Loan Parties shall be in immediate breach of such provisions of Section 2), then the

     Administrative Agent shall notify the Borrower of the same. The Borrower shall pay or prepay Loans (subject to Borrower's indemnity obligations for repaying Euro-Rate Loans before expiration of the applicable Interest Period under this Section 4 or otherwise) within one (1) Business Day after receiving such notice such that the Facility Usage shall not exceed the aggregate Commitments after giving effect to such payments or prepayments. All prepayments required pursuant to this clause (i) shall first be applied among the Interest Rate Options to the principal amount of the Loans subject to the Base Rate Option, then to Dollar Loans subject to a Euro-Rate Option and then to Optional Currency Loans subject to the Euro-Rate Option (subject to Borrower's indemnity obligations for breaking Euro-Rate Borrowing Tranches under this Section 4).

                         (ii) Excess of Optional Currency Loans Over Facility Usage Over Optional Currency Loan Sublimit. Notwithstanding the provisions in Section 2.1.1(iii) of this Agreement (which provides in part that the Dollar Equivalent Amount of Optional Currency Loans shall not exceed the Optional Currency Loan Sublimit), if on any Computation Date the Dollar Equivalent Amount of Optional Currency Loans shall exceed the Optional Currency Loan Sublimit solely as a result of a change in exchange rates between one (1) or more Optional Currencies and Dollars (and not for any other reason; if the Dollar Equivalent Amount of Optional Currency Loans shall exceed the Optional Currency Loan Sublimit Facility Usage for any reason other than a change in such exchanges rates, then the Loan Parties shall be in immediate breach of such provisions of Section 2.1.1(iii)), then the Administrative Agent shall notify the Borrower of the same. The Borrower shall pay or prepay Optional Currency Loans (subject to Borrower's indemnity obligations for repaying Euro-Rate Loans before expiration of the applicable Interest Period under this Section 4 or otherwise) within four
     (4) Business Days after receiving such notice in an amount such that the Dollar Equivalent Amount of Optional Currency Loans shall equal or be less than the Optional Currency Loan Sublimit after giving effect to such payments or prepayments.

          4.5  Additional Compensation in Certain Circumstances.

               4.5.1 Increased Costs or Reduced Return Resulting from Taxes, Reserves, Capital Adequacy Requirements, Expenses, Etc.

                    If, after the date hereof, any Law, guideline or interpretation or any change in any Law, guideline or interpretation or application thereof by any Official Body charged with the interpretation or administration thereof or compliance with any request or directive (whether or not having the force of Law) of any central bank or other Official Body:

                    (i) subjects any Bank to any tax or changes the basis of taxation with respect to this Agreement, the Notes, the Loans or payments by the Borrower of principal, interest, Commitment Fees, or other amounts due from the Borrower hereunder or under the Notes (except for taxes on the net income of such Bank),

                    (ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirement against credits or commitments to extend credit extended by, or assets (funded or contingent) of, deposits with or for the account of, or other acquisitions of funds by, any Bank or any Lending Office of any Bank, or

                    (iii) imposes, modifies or deems applicable any capital adequacy or similar requirement (A) against assets (funded or contingent) of, or letters of credit, other credits or commitments to extend credit extended by, any Bank, or (B) otherwise applicable to the obligations of any Bank or any Lending Office of any Bank under this Agreement, and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense (including loss of margin) upon any Bank or its Lending Office with respect to this Agreement, the Notes or the making, maintenance or funding of any part of the Loans (or, in the case of any capital adequacy or similar requirement, to have the effect of reducing the rate of return on any Bank's capital, taking into consideration such Bank's customary policies with respect to capital adequacy) by an amount which such Bank in its sole discretion deems to be material, such Bank shall from time to time notify the Borrower and the Administrative Agent of the amount determined in good faith (using any averaging and attribution methods employed in good faith) by such Bank to be necessary to compensate such Bank for such increase in cost, reduction of income, additional expense or reduced rate of return. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Bank ten (10) Business Days after such notice is given.

               4.5.2 Indemnity.

                    In addition to the compensation required by Section 4.5.1 [Increased Costs, Etc.], the Borrower shall indemnify each Bank against all liabilities, losses or expenses (including loss of margin, any loss or expense incurred in liquidating or employing deposits from third parties and any loss or expense incurred in connection with funds acquired by a Bank to fund or maintain Loans subject to a Euro-Rate Option) which such Bank sustains or incurs as a consequence of any

                    (i) payment, prepayment, conversion or renewal of any Loan to which a Euro-Rate Option applies or any Swing Loan on a day other than the last day of the corresponding Interest Period (whether or not such payment or prepayment is mandatory, voluntary or automatic and whether or not such payment or prepayment is then due),

                    (ii) attempt by the Borrower to revoke (expressly, by later inconsistent notices or otherwise) in whole or part any Loan Requests under
     Section 2.5 [Revolving Credit Loan Requests and Swing Loan Requests], or
     Section 3.2 [Interest Periods] or notice relating to prepayments under
     Section 4.4 [Voluntary Prepayments], or

                    (iii) default by the Borrower in the performance or observance of any covenant or condition contained in this Agreement or any other Loan Document, including any failure of the Borrower to pay when due (by acceleration or otherwise) any principal, interest, Commitment Fee or any other amount due hereunder.

                    If any Bank sustains or incurs any such loss or expense, it shall from time to time notify the Borrower of the amount determined in good faith by such Bank (which determination may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Bank shall deem reasonable) to be necessary to indemnify such Bank for such loss or expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Bank ten (10) Business Days after such notice is given.

          4.6  Settlement Date Procedures.

               In order to minimize the transfer of funds between the Banks and the Administrative Agent, the Borrower may borrow, repay and borrow again Swing Loans and PNC Bank may make Swing Loans as provided in Section 2.1.2 hereof. Not later than 11:00 a.m., Pittsburgh time, on any Business Day (each a "Settlement Date"), the Administrative Agent may at its option for any reason notify each Bank of its Ratable Share of the total of the Swing Loans. Prior to 2:00 p.m., Pittsburgh time, on such Settlement Date, each Bank shall pay to the Administrative Agent an amount equal to, and shall purchase, its Ratable Share of the outstanding Swing Loans. These settlement procedures are established solely as a matter of administrative convenience, and nothing contained in this Section shall relieve the Banks of their obligations to fund Revolving Credit Loans.

          4.7  Interbank Market Presumption.

               For all purposes of this Agreement and each Note with respect to any aspects of the Euro-Rate, any Loan under the Euro-Rate Option or any Optional Currency, each Bank and Administrative Agent shall be presumed to have obtained rates, funding, currencies, deposits, and the like in the applicable interbank market regardless whether it did so or not; and each Bank's and Administrative Agent's determination of amounts payable under, and actions required or authorized by, Sections 3.4 and 4.5 or otherwise under this Agreement shall be calculated, at each Bank's and Administrative Agent's option, as though each Bank and Administrative Agent funded each Borrowing Tranche of Loans under the Euro-Rate Option through the purchase of deposits of the types and maturities corresponding to the deposits used as a reference in accordance with the terms hereof in determining the Euro-Rate applicable to such Loans, whether in fact that is the case.

          4.8  Taxes.

               4.8.1 No Deductions.

                    All payments made by Borrower hereunder and under each Note shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges, or withholdings, and all liabilities with respect thereto, excluding taxes imposed on the net income of any Bank and all income and franchise taxes applicable to any Bank of the United States (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If Borrower shall be required by Law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) each Bank receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions and (iii) Borrower shall timely pay the full amount deducted to the relevant tax authority or other authority in accordance with applicable Law.

               4.8.2 Stamp Taxes.

                    In addition, Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies which arise from any payment made hereunder or from the execution, delivery, or registration of, or otherwise with respect to, this Agreement or any Note (hereinafter referred to as "Other Taxes").

               4.8.3 Indemnification for Taxes Paid by a Bank.

                    Borrower shall indemnify each Bank for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 4.8.3) paid by any Bank and any liability arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date a Bank makes written demand therefor and shall be subject to reduction for any material refunds subsequently received by a Bank of Taxes or Other Taxes previously paid by such Bank to the extent that the Borrower has indemnified such Bank for the full amount thereof. Any Bank which is entitled to indemnity under this Section 4.8.3 by reason of Other Taxes paid by such Bank shall notify the Administrative Agent and endorse a certificate to such notice as to the specific circumstances of such notice, and the Administrative Agent shall promptly send copies of such notice to the other Banks and the Borrower.

               4.8.4 Certificate.

                    Within 30 days after the date of any payment of any Taxes by Borrower, Borrower shall furnish to each Bank, at its address referred to herein, the original or a certified copy of a receipt evidencing payment thereof. If no Taxes are payable in respect of any payment by Borrower, such Borrower shall, if so requested by a Bank, provide a certificate of an officer of Borrower to that effect.

               4.8.5 Survival.

                    Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in Section

     4.8 shall survive the payment in full of principal and interest hereunder and under any instrument delivered hereunder.

          4.9  Judgment Currency.

               4.9.1 Currency Conversion Procedures for Judgments.

                    If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder or under a Note in any currency (the "Original Currency") into another currency (the "Other Currency"), the parties hereby agree, to the fullest extent permitted by Law, that the rate of exchange used shall be that at which in accordance with normal banking procedures each Bank could purchase the Original Currency with the Other Currency after any premium and costs of exchange on the Business Day preceding that on which final judgment is given.

               4.9.2 Indemnity in Certain Events.

                    The obligation of Borrower in respect of any sum due from Borrower to any Bank hereunder shall, notwithstanding any judgment in an Other Currency, whether pursuant to a judgment or otherwise, be discharged only to the extent that, on the Business Day following receipt by any Bank of any sum adjudged to be so due in such Other Currency, such Bank may in accordance with normal banking procedures purchase the Original Currency with such Other Currency. If the amount of the Original Currency so purchased is less than the sum originally due to such Bank in the Original Currency, Borrower agrees, as a separate obligation and notwithstanding any such judgment or payment, to indemnify such Bank against such loss.

     E.   Section 7.2.9--Subsidiaries, Partnerships and Joint Ventures.

                    Section 7.2.9--Subsidiaries, Partnerships and Joint Ventures--is hereby amended and restated to read as follows:

               "7.2.9 Subsidiaries, Partnerships and Joint Ventures.

               Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, own or create directly or indirectly any Subsidiaries other than (i) any Subsidiary which has joined this Agreement as Guarantor on the Closing Date; (ii) any Subsidiary formed after the Closing Date which joins this Agreement as a Guarantor pursuant to Section 10.18 [Joinder of Guarantors],
(iii) Education Information Management Systems LLC, KCI Funding Corporation,
(iv) BearingPoint Capital, LLC, provided that the total amount of the Investments made by the Loan Parties or their Subsidiaries in BearingPoint Capital, LLC shall not at any time exceed $500,000, , and (v) any Foreign Subsidiary."

     F.   Section 9-- The Administrative Agent.

          (i)  Sections 9.16 and 9.17.

          Sections 9.16 and 9.17 are hereby amended and restated to read as follows:

               "9.16 Availability of Funds.

               The Administrative Agent may assume that each Bank has made or will make the proceeds of a Loan available to the Administrative Agent in the applicable currency unless the Administrative Agent shall have been notified by such Bank on or before the later of (1) the close of Business on the Business Day preceding the Borrowing Date with respect to such Loan or two (2) hours before the time on which the Administrative Agent actually funds the proceeds of such Loan to the Borrower (whether using its own funds pursuant to this Section 9.16 or using proceeds deposited with the Administrative Agent by the Banks and whether such funding occurs before or after the time at which Banks are required to deposit the proceeds of such Loan with the Administrative Agent). The Administrative Agent may, in reliance upon such assumption (but shall not be required to), make available to the Borrower a corresponding amount in the applicable currency. If such corresponding amount is not in fact made available to the Administrative Agent by such Bank in the applicable currency, the Administrative Agent shall be entitled to recover such amount on demand from such Bank (or, if such Bank fails to pay such amount forthwith upon such demand from the Borrower) together with interest thereon, in respect of each day during the period commencing on the date such amount was made available to the Borrower and ending on the date the Administrative Agent recovers such amount, at a rate per annum equal to (i) the Federal Funds Effective Rate during the first three (3) days after such interest shall begin to accrue and (ii) the applicable interest rate in respect of such Loan after the end of such three-day period.

               9.17 Calculations.

               In the absence of gross negligence or willful misconduct, the Administrative Agent shall not be liable for any error in computing the amount payable to any Bank whether in respect of the Loans, fees or any other amounts due to the Banks under this Agreement. In the event an error in computing any amount payable to any Bank is made, the Administrative Agent, the Borrower and each affected Bank shall, forthwith upon discovery of such error, make such adjustments as shall be required to correct such error, and any compensation therefor will be calculated at the Federal Funds Effective Rate or the Overnight Rate if such computation relates to a Loan made in an Optional Currency.

     G.   Section 10.1--Notices.

          The following sentence is hereby added at the end of Section 10.1[Notices]:

          "Each Bank may change its Lending Office by written notice to the other parties hereto."

     H.   Exhibit 7.3.3--Compliance Certificate.

               Clauses (i) and (ii) of Section 10 (A) of Exhibit
     7.3.3--Compliance Certificate are hereby amended and restated to read as follows:

                    "(i) the sum of all outstanding unsecured Indebtedness of all Subsidiaries of the Borrower, excluding any Indebtedness owed by a 100% Owned Subsidiary of the Borrower to any other 100% Owned Subsidiary of the Borrower.

                    (ii) any portion of the unsecured Indebtedness listed in clause (i) above which is incurred pursuant to and permitted under Subsections (i) through (vi) and (viii) of Section 7.2.1 of the Credit Agreement"

          2.   Release of BearingPoint Capital LLC.

               BearingPoint Capital LLC is hereby released as a Guarantor under the Credit Agreement and the other Loan Documents, provided that the Loan Parties and BearingPoint Capital LLC each represent and warrant and covenant that they are in compliance with the provisions of clause (iv) of
     Section 7.2.9 (Subsidiaries, Partnerships and Joint Ventures) as such
     Section is amended under this Third Amendment. The Administrative Agent is hereby authorized to execute appropriate releases or other documents on behalf of the Banks confirming the forgoing release.

          3.   Representations, Warranties and covenants.

               The Loan Parties hereby represent, warrant and covenant to the Banks as follows:

               (a) The representations and warranties of Loan Parties contained in the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date in which case such representations and warranties are true and correct as of such date; and

               (b) The Loan Parties are in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement; and the execution, delivery, and performance of this

               Third Amendment have been duly authorized by all necessary corporate action, require no governmental approval, and will not contravene, conflict with, nor result in the breach of any law, charter, articles, or certificate of incorporation, bylaws, or agreement governing or binding upon the Loan Parties or any of their property; and no Event of Default or Potential Default has occurred and is continuing or would result from the making of this Third Amendment.

          4.   Conditions to Effectiveness.

               This Third Amendment shall be effective upon completion of the following conditions precedent:

               (i) Execution. The Banks, the Administrative Agent, the Borrower and the other Loan Parties shall have executed and delivered to the Administrative Agent signature pages hereto by counterpart or otherwise.

               (ii) Opinion. Counsel for the Loan Parties shall have delivered an opinion confirming the authorization, execution, delivery and enforceability of this Amendment by or against the Loan Parties.

          5.   Amendment.

               Any reference to the Credit Agreement or other Loan Documents in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement or such Loan Document, including exhibits thereto, as amended hereby. In the event of any irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement or such Loan Document, including such exhibits, the terms and provisions hereof shall control.

          6.   Force and Effect.

               The Loan Parties reconfirm, restate, and ratify the Credit Agreement and all other documents executed in connection therewith and the Loan Parties confirm that all such documents have remained in full force and effect since the date of their execution except to the extent that the Credit Agreement is expressly modified by this Third Amendment.

          7.   Governing Law.

               This Third Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

          8.   Counterparts.

               This Third Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        [SIGNATURE PAGE 1 OF 15 TO THIRD AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

                                    BORROWER:

                                    BEARINGPOINT, INC. (formerly known as
                                    KPMG Consulting, Inc.)


                                    By: /s/ Patrick H. Kinzler            (SEAL)
                                        ----------------------------------
                                        Name: Patrick H. Kinzler
                                        Title: Treasurer


                                    GUARANTORS:

                                    BEARINGPOINT, LLC


                                    By: /s/ Patrick H. Kinzler            (SEAL)
                                        ----------------------------------
                                        Name: Patrick H. Kinzler
                                        Title: Treasurer


                                    BEARINGPOINT ISRAEL, LLC


                                    By: /s/ Patrick H. Kinzler            (SEAL)
                                        ----------------------------------
                                        Name: Patrick H. Kinzler
                                        Title: Treasurer


                                    SOFTLINE ACQUISITION CORP.


                                    By: /s/ Patrick H. Kinzler            (SEAL)
                                        ----------------------------------
                                        Name: Patrick H. Kinzler
                                        Title: Treasurer


                                    BEARINGPOINT GLOBAL OPERATIONS, INC.


                                    By: /s/ Patrick H. Kinzler            (SEAL)
                                        ----------------------------------
                                        Name: Patrick H. Kinzler
                                        Title: Treasurer

        [SIGNATURE PAGE 2 OF 15 TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    SOFTLINE CONSULTING & INTEGRATORS, INC.


                                    By: /s/ Patrick H. Kinzler            (SEAL)
                                        ----------------------------------
                                        Name: /s/ Patrick H. Kinzler
                                        Title: Treasurer


                                    I2 MIDATLANTIC LLC


                                    By: /s/ Patrick H. Kinzler            (SEAL)
                                        ----------------------------------
                                        Name: /s/ Patrick H. Kinzler
                                        Title: Treasurer


                                    I2 NORTHWEST LLC


                                    By: /s/ Patrick H. Kinzler            (SEAL)
                                        ----------------------------------
                                        Name: /s/ Patrick H. Kinzler
                                        Title: Treasurer


                                    OAD ACQUISITION CORP.


                                    By: /s/ Patrick H. Kinzler            (SEAL)
                                        ----------------------------------
                                        Name: /s/ Patrick H. Kinzler
                                        Title: Treasurer


                                    BEARINGPOINT TECHNOLOGY PROCUREMENT
                                    SERVICES, LLC


                                    By: /s/ Patrick H. Kinzler            (SEAL)
                                        ----------------------------------
                                        Name: /s/ Patrick H. Kinzler
                                        Title: Treasurer

        [SIGNATURE PAGE 3 OF 15 TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    OAD GROUP, INC.


                                    By:    /s/ Patrick H. Kinzler         (SEAL)
                                        ----------------------------------
                                        Name:  Patrick Kinzler
                                        Title: Treasurer


                                    METRIUS, INC.


                                    By:    /s/ Patrick H. Kinzler         (SEAL)
                                        ----------------------------------
                                        Name:  Patrick H. Kinzler
                                        Title: Treasurer


                                    PEATMARWICK, INC.


                                    By:    /s/ Patrick H. Kinzler         (SEAL)
                                        ----------------------------------
                                        Name:  Patrick H. Kinzler
                                        Title: Treasurer


                                    BEARINGPOINT ENTERPRISE HOLDINGS, LLC


                                    By:    /s/ Patrick H. Kinzler         (SEAL)
                                        ----------------------------------
                                        Name:  Patrick H. Kinzler
                                        Title: Treasurer


                                    BEARINGPOINT GLOBAL DE, LLC


                                    By:    /s/ Patrick H. Kinzler         (SEAL)
                                        ----------------------------------
                                        Name:  Patrick H. Kinzler
                                        Title: Treasurer


                                    BEARINGPOINT INTERNATIONAL, INC.


                                    By:    /s/ Patrick H. Kinzler         (SEAL)
                                        ----------------------------------
                                        Name:  Patrick H. Kinzler
                                        Title: Treasurer

        [SIGNATURE PAGE 4 OF 15 TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    BEARINGPOINT SOUTH PACIFIC, LLC


                                    By:  /s/ Patrick H. Kinzler           (SEAL)
                                        ----------------------------------
                                        Name: Patrick H. Kinzler
                                        Title: Treasurer


                                    BEARINGPOINT AMERICAS, INC.


                                    By:  /s/ Patrick H. Kinzler           (SEAL)
                                        ----------------------------------
                                        Name: Patrick H. Kinzler
                                        Title: Treasurer


                                    BEARINGPOINT BG, LLC


                                    By:  /s/ Patrick H. Kinzler           (SEAL)
                                        ----------------------------------
                                        Name: Patrick H. Kinzler
                                        Title: Treasurer


                                    PELOTON HOLDINGS, L.L.C.


                                    By:  /s/ Patrick H. Kinzler           (SEAL)
                                        ----------------------------------
                                        Name: Patrick H. Kinzler
                                        Title: Treasurer

        [SIGNATURE PAGE 5 OF 15 TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    BEARINGPOINT EUROPEAN HOLDINGS, LLC


                                    By:  /s/ Patrick H. Kinzler           (SEAL)
                                        ----------------------------------
                                        Name: Patrick H. Kinzler
                                        Title: Treasurer


                                    BEARINGPOINT SOUTHEAST ASIA, LLC


                                    By:  /s/ Patrick H. Kinzler           (SEAL)
                                        ----------------------------------
                                        Name: Patrick H. Kinzler
                                        Title: Treasurer


                                    BEARINGPOINT RUSSIA, LLC


                                    By:  /s/ Patrick H. Kinzler           (SEAL)
                                        ----------------------------------
                                        Name: Patrick H. Kinzler
                                        Title: Treasurer


                                    BEARINGPOINT USA, INC.


                                    By:  /s/ Patrick H. Kinzler           (SEAL)
                                        ----------------------------------
                                        Name: Patrick H. Kinzler
                                        Title: Treasurer


                                    BEARINGPOINT PUERTO RICO, LLC


                                    By:  /s/ Patrick H. Kinzler           (SEAL)
                                        ----------------------------------
                                        Name: Patrick H. Kinzler
                                        Title: Treasurer


                                    BEARINGPOINT INTERNATIONAL I, INC.


                                    By:  /s/ Patrick H. Kinzler           (SEAL)
                                        ----------------------------------
                                        Name: Patrick H. Kinzler
                                        Title: Treasurer


                                    BEARINGPOINT INTERNATIONAL II, INC.


                                    By:  /s/ Patrick H. Kinzler           (SEAL)
                                        ----------------------------------
                                        Name: Patrick H. Kinzler
                                        Title: Treasurer

        [SIGNATURE PAGE 6 OF 15 TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    PNC BANK, NATIONAL ASSOCIATION,
                                    individually and as Administrative Agent


                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------

                                    Address of Lending Office (List address of lending office below if such address is different from address for notices on
                                    Schedule 1.1(B).):

                                    --------------------------------------------

                                    --------------------------------------------
                                    Attention:
                                              ----------------------------------
                                    Telephone: (__)    -
                                                    --- ------------------------
                                    Telecopy: (__)    -
                                                   --- -------------------------

        [SIGNATURE PAGE 7 OF 15 TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    JPMORGAN CHASE BANK
                                    individually and as Documentation Agent


                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------

                                    Address of Lending Office (List address of lending office below if such address is different from address for notices on
                                    Schedule 1.1(B).):

                                    --------------------------------------------

                                    --------------------------------------------
                                    Attention:
                                              ----------------------------------
                                    Telephone: (__)    -
                                                    --- ------------------------
                                    Telecopy: (__)    -
                                                   --- -------------------------

        [SIGNATURE PAGE 8 OF 15 TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    BARCLAYS BANK PLC, individually and as
                                    Syndication Agent


                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------

                                    Address of Lending Office (List address of lending office below if such address is different from address for notices on
                                    Schedule 1.1(B).):

                                    --------------------------------------------

                                    --------------------------------------------
                                    Attention:
                                              ----------------------------------
                                    Telephone: (__)    -
                                                    --- ------------------------
                                    Telecopy: (__)    -
                                                   --- -------------------------

        [SIGNATURE PAGE 9 OF 15 TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    SOCIETE GENERALE


                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------

                                    Address of Lending Office (List address of lending office below if such address is different from address for notices on
                                    Schedule 1.1(B).):

                                    --------------------------------------------

                                    --------------------------------------------
                                    Attention:
                                              ----------------------------------
                                    Telephone: (__)    -
                                                    --- ------------------------
                                    Telecopy: (__)    -
                                                   --- -------------------------

        [SIGNATURE PAGE 10 OF 15 TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    SUNTRUST BANK, individually and as
                                    the Co-Agent


                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------

                                    Address of Lending Office (List address of lending office below if such address is different from address for notices on
                                    Schedule 1.1(B).):

                                    --------------------------------------------

                                    --------------------------------------------
                                    Attention:
                                              ----------------------------------
                                    Telephone: (__)    -
                                                    --- ------------------------
                                    Telecopy: (__)    -
                                                   --- -------------------------

        [SIGNATURE PAGE 11 OF 15 TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    BANK OF AMERICA, N.A., individually and as
                                    Documentation Agent


                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------

                                    Address of Lending Office (List address of lending office below if such address is different from address for notices on
                                    Schedule 1.1(B).):

                                    --------------------------------------------

                                    --------------------------------------------
                                    Attention:
                                              ----------------------------------
                                    Telephone: (__)    -
                                                    --- ------------------------
                                    Telecopy: (__)    -
                                                   --- -------------------------

        [SIGNATURE PAGE 12 OF 15 TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    THE NORTHERN TRUST COMPANY


                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------

                                    Address of Lending Office (List address of lending office below if such address is different from address for notices on
                                    Schedule 1.1(B).):

                                    --------------------------------------------

                                    --------------------------------------------
                                    Attention:
                                              ----------------------------------
                                    Telephone: (__)    -
                                                    --- ------------------------
                                    Telecopy: (__)    -
                                                   --- -------------------------

        [SIGNATURE PAGE 13 OF 15 TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    WESTPAC BANKING CORPORATION


                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------

                                    Address of Lending Office (List address of lending office below if such address is different from address for notices on
                                    Schedule 1.1(B).):

                                    --------------------------------------------

                                    --------------------------------------------
                                    Attention:
                                              ----------------------------------
                                    Telephone: (__)    -
                                                    --- ------------------------
                                    Telecopy: (__)    -
                                                   --- -------------------------

        [SIGNATURE PAGE 14 OF 15 TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    MELLON BANK, N.A.


                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------

                                    Address of Lending Office (List address of lending office below if such address is different from address for notices on
                                    Schedule 1.1(B).):

                                    --------------------------------------------

                                    --------------------------------------------
                                    Attention:
                                              ----------------------------------
                                    Telephone: (__)    -
                                                    --- ------------------------
                                    Telecopy: (__)    -
                                                   --- -------------------------

        [SIGNATURE PAGE 15 OF 15 TO THIRD AMENDMENT TO CREDIT AGREEMENT]

                                    CITIBANK, N.A., individually and as
                                    Documentation Agent


                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------

                                    Address of Lending Office (List address of lending office below if such address is different from address for notices on
                                    Schedule 1.1(B).):

                                    --------------------------------------------

                                    --------------------------------------------
                                    Attention:
                                              ----------------------------------
                                    Telephone: (__)    -
                                                    --- ------------------------
                                    Telecopy: (__)    -
                                                   --- -------------------------

                               SCHEDULE 1.1(A) - 1

                                  EXHIBIT 2.4.1
                             REVOLVING LOAN REQUEST

                                [to be attached]